                                   EXHIBIT 24


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                               POWERS OF ATTORNEY
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                               POWERS OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gary W. Miller and James Kirschner, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities noted below to sign the Baldwin & Lyons, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2003, and any and all amendments thereto, required to be filed pursuant to the requirements of Sections 12(g), 13, or 15(d) of the Securities and Exchange Act of 1934, as amended, granting unto each of said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his substitute, may lawfully do or cause to be done by virtue hereof.

         SIGNATURE AND TITLE                DATED:

/s/ Gary W. Miller                          February 3, 2004
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Gary W. Miller, Chairman
of the Board and CEO
(Principal Executive Officer)

/s/ G. Patrick Corydon                      February 3, 2004
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G. Patrick Corydon, Senior Vice
President (Finance) and CFO
(Principal Financialand Accounting
Officer)

/s/ Joseph DeVito                           February 3, 2004
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Joseph DeVito, Director and
Executive Vice President

/s/ James W. Good                           February 3, 2004
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James Good, Director and
Executive Vice President

/s/ Stuart D. Bilton                        February 3, 2004
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Stuart D. Bilton, Director

/s/ Otto N. Frenzel, III                    February 3, 2004
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Otto N. Frenzel, III, Director

/s/ John M. O'Mara                          February 3, 2004
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John M. O'Mara, Director

/s/ Thomas H. Patrick                       February 18, 2004
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Thomas H. Patrick, Director

/s/ Nathan Shapiro                          February 3, 2004
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Nathan Shapiro, Director

/s/ Norton Shapiro                          February 3, 2004
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Norton Shapiro, Director

/s/ John D. Weil                            February 3, 2004
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John D. Weil, Director

/s/ Robert Shapiro                          February 3, 2004
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Robert Shapiro, Director

/s/ John Pigott                             February 3, 2004
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John Pigott, Director